UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 2008
                Date of Report (Date of earliest event reported)

                   CANADIAN DERIVATIVES CLEARING CORPORATION
             (Exact name of registrant as specified in its charter)

                                Ontario, Canada
                 (State or other jurisdiction of Incorporation)

                                    2-69458
                            (Commission File Number)

                                      N.A.
                       (IRS Employer Identification No.)

           800 Victoria Square, P.O. Box 61, Montreal, Quebec, Canada
                                    H4Z 1A9
               (Address of principal executive offices)(Zip Code)

                                  416-871-3596
               Registrant's telephone number, including area code

                                      N.A.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statement and Exhibits.

(c) Exhibits        Page

1. List of Canadian Derivatives Clearing Corporation securities classes listed on the Montreal Exchange as of July 31, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.


By: /s/ Michel Favreau
   ----------------------------------
    Name:   Michel Favreau
    Title:  Senior Vice President and
            Chief Clearing Officer

Date: August 7, 2008



                                                                       EXHIBIT 1

Index and ETF options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
S&P Canada 60 Index Options                               SXO                                      N/A
iShares CDN S&P/TSX60 Index Fund                          XIU - XIZ - WIU - ZUI                    XIU
iShares CDN S&P/TSX Capped Gold Index Fund                XGD - XGL - WXG - ZXG                    XGD
iShares CDN S&P/TSX Capped Financials Index Fund          XFN                                      XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex
  Fund                                                    XIT                                      XIT
iShares CDN S&P/TSX Capped Energy Index Fund              XEX - XEG - XEE - LGE - ZGE              XEG
iShares CDN S&P/TSX Capped Materials Index Fund           XMA                                      XMA

Equity Options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
Addax Petroleum Corp.                                     AXC                                      AXC
Aecon Group Inc.                                          ARE                                      ARE
Agnico-Eagle Mines Limited                                AEM                                      AEM
Agrium Inc.                                               AGU - AGY                                AGU
Alamos Gold Inc.                                          AGI                                      AGI
Alcan Old.                                                AZQ - AQZ- ZAQ                           AZQ
Alimentation Couche Tard Inc.                             ATD                                      ATD.B
Anvil Mining Limited                                      AVM                                      AVM
ARC Energy Trust                                          AET                                      AETu
Astral Media Inc.                                         ACM                                      ACM.A
ATI Technologies Incorporated Long Term OLD               LTZ - ZTZ                                ATZ
ATS Automation Tooling Systems Inc.                       ATA                                      ATA
Aur Resources Inc.                                        AUY                                      AUY
Aurelian Resources Inc.                                   ARU                                      ARU
Axcan Pharma Inc.                                         AXP                                      AXP
Ballard Power Systems Inc.                                BLD                                      BLD
Bank of Montreal                                          BMO - ZBM - WBM - VBM                    BMO
Bank of Nova Scotia (The)                                 BNS - ZBQ - WBQ - VBQ                    BNS
Barrick Gold Corporation                                  ABX - ZBA - WBA - VBA                    ABX
BCE Inc.                                                  BCE - WBC - ZBC - ZCQ                    BCE
Biovail Corporation                                       BVF                                      BVF
Bombardier Inc.                                           BBD - ZBB - WBB - VBB                    BBD.B
Brookfield Asset Man. Inc. Cl. A                          BAQ                                      BAM.A
Brookfield Properties Corp.                               BPO                                      BPO
CAE Inc.                                                  CAE                                      CAE
Cameco Corporation                                        CCO - ZOC - WOC - VOC                    CCO
Canadian Imperial Bank of Commerce                        CM - ZMC - WCO - VMC                     CM
Canadian National Railway Company                         CNR                                      CNR
Canadian Natural Resources Limited                        CNQ - WNQ - ZNQ - ZQZ - WQZ - CNZ        CNQ
Canadian Oil Sands Trust                                  COS                                      COSu
Canadian Pacific Railway Limited                          CP                                       CP
Canadian Tire Corp. Ltd                                   CTC                                      CTC.A
Canetic Resources Trust                                   CQQ                                      CQQ
Canfor Corporation                                        CFP                                      CFP
Celestica Inc.                                            CLS - ZLS - WSL                          CLS
Centerra Gold Inc.                                        CG                                       CG
CGI Inc. (Group)                                          GIB                                      GIB.A
CI Financial Inc.                                         CIX                                      CIXu
Cognos Inc.                                               CSQ                                      CSN
Compton Petroleum Corp                                    CMT                                      CMT
Connacher Oil & Gas Ltd.                                  CLL                                      CLL
Cott Corp.                                                BCB                                      BCB
Denison Mines Corp.                                       DML                                      DML
Domtar Corporation                                        UFS                                      UFS
Duvernay Oil Corp.                                        DDV - DDZ                                DDV
Eldorado Gold Corp.                                       ELD                                      ELD
Emera Inc.                                                EMA                                      EMA
Enbridge Inc.                                             ENB                                      ENB
EnCanaCorporation                                         ECA - ZEC - WEC - ECX - VEC              ECA
Enerplus Resources Fund                                   ERF                                      ERFu
Ensign Energy Services Inc.                               ESI                                      ESI
Equinox Minerals Ltd.                                     EQN                                      EQN
European Goldfields Ltd.                                  EGU                                      EGU
Fairborne Energy Ltd.                                     FEL                                      FEL
Fairfax Financial Holdings Ltd.                           FFH                                      FFH
Falconbridge Limited (old)                                LFQ                                      FAQ
Finning International Inc.                                FTT                                      FTT
First Quantum Minerals                                    FM - FMZ                                 FM
FNX Mining Company Inc.                                   FNX                                      FNX
Fording Canadian Coal Trust                               FDG - FDX                                FDGu
Fortis Inc.                                               FTS                                      FTS
Franco Nevada                                             FNV                                      FNV
Fronteer Development Group Inc.                           FRG                                      FRG
Galleon Energy Inc.                                       GO                                       GO.A
Gammon Gold Inc.                                          GAM                                      GAM
George Weston Limited                                     WN                                       WN
Gerdau AmeriSteel Corporation                             GNA                                      GNA
Gildan Activewear Inc.                                    GIL                                      GIL
Goldcorp Inc.                                             G - ZGA - WGA - VGA                      G
Great-West Lifeco Inc.                                    GWO                                      GWO
Harry Winston Diamon Corp.                                HW                                       HW
Harvest Energy Trust                                      HTE                                      HTEu
Highpine Oil & Gas Limited                                HPX                                      HPX
Horizons Beta Pro S&P/TSX60
  Bear Plus Fund                                          HXD                                      HXD
Horizons Beta Pro S&P/TSX60
  Bull Plus Fund                                          HXU                                      HXU
HudBay Minerals Inc.                                      HBM                                      HBM
Husky Energy Inc.                                         HSE - ZHS - WHS - ZHZ - VHS              HSE
IAMGold Corporation                                       IMG                                      IMG
IGM Financial Inc.                                        IGM                                      IGM
Imperial Oil Limited                                      IMO                                      IMO
Inco Limited OLD                                          LNZ - ZNZ                                NZ
Industrial Alliance Insurance and
  Financial Services Inc.                                 IAG                                      IAG
Inmet Mining Corporation                                  IMN - IMW                                IMN
Ivanhoe Mines Ltd.                                        IVN                                      IVN
Kingsway Financial Services Inc.                          KFS                                      KFS
Kinross Gold Corporation                                  K - WKK - ZKK                            K
LionOre Mining International Ltd.                         LMQ                                      LMQ
Loblaw Companies Ltd.                                     L                                        L
Lundin Mining Corp.                                       LUN                                      LUN
Magna International Inc                                   MG                                       MG .A
Manitoba Telecom Services Inc.                            MBT                                      MBT
Manulife Financial Corporation                            MFC - ZCF - WCF - VCF                    MFC
MDS Inc.                                                  MDS                                      MDS
Mercator Minerals Ltd.                                    ML                                       ML
Meridian Gold Inc.                                        MNG                                      MNG
Meridian Gold Inc.                                        MNQ                                      MNQ
Methanex Corporation                                      MX                                       MX
Metro Inc.                                                MRU                                      MRU.A
National Bank of Canada                                   NA - ZNA - WNA - VNA                     NA
Nexen Inc.                                                NXY - NXZ                                NXY
Niko Resources Ltd.                                       NKO                                      NKO
Norbord Inc.                                              NBD                                      NBD
Nortel Networks Corporation                               NT - LXN - ZNX - ZNT - WNT               NT
NOVA Chemicals Corporation                                NCX                                      NCX
NovaGold Resources Inc.                                   NG                                       NG
Oilexco Incorporated                                      OIL                                      OIL
Onex Corp.                                                OCX                                      OCX
Open Text Corp                                            OTC                                      OTC
OPTI Canada Inc.                                          OPC                                      OPC
Paladin Energy Ltd.                                       PDN                                      PDN
Pan American Silver Corporation                           PAA                                      PAA
Paramount Resources Ltd.                                  POU - POQ                                POU
Pengrowth Energy Trust                                    PGF                                      PGFu
Penn West Energy Trust                                    PWT                                      PWTu
Petro-Canada                                              PCA - ZCA - WCA                          PCA
Petrobank Energy & Resources Ltd.                         PBG                                      PBG
Placer Dome Leaps (old)                                   LDQ                                      PGQ
Potash Corporation of Sas                                 POT - POX - POY                          POT
Power Corporation of Canada                               POW                                      POW
Power Financial Corporation                               PWF                                      PWF
Precision Drilling Trust                                  PD                                       PD u
Provident Energy Trust                                    PVE                                      PVEu
QLT Inc.                                                  QLT                                      QLT
Quadra Mining Ltd.                                        QUA                                      QUA
Red Back Mining Inc.                                      RBI                                      RBI
Research in Motion Limited                                RIM - RIZ                                RIM
Rogers Communications Inc.                                RCI - ZCR - WCR                          RCI.B
Rona Inc.                                                 RON                                      RON
Royal Bank of Canada                                      RY - ZRY - WYR - VRY                     RY
Saskatchewan Wheat Pool Inc.                              VT                                       VT
Shaw Communications Inc.                                  SJR                                      SJR.B
Sherritt International Corporation                        S                                        S
Shoppers Drug Mart                                        SC                                       SC
Sierra Wireless Inc.                                      SW                                       SW
Silver Standard Resources Inc.                            SSO                                      SSO
Silver Wheaton Corp.                                      SLW                                      SLW
Silvercup Metals Inc.                                     SVM                                      SVM
Sino-Forest Corporation                                   TRE                                      TRE
SNC-Lavalin Group Inc.                                    SNC                                      SNC
Sobeys Inc. Old                                           SBQ                                      SBQ
Sun Life Financial                                        SLF                                      SLF
Suncor Energy Inc.                                        SU - SUX - ZSU - WSU - ZSX               SU
Synenco Energy Inc.                                       SYN                                      SYN
Talisman Energy Inc.                                      TLM - ZLM - WLM                          TLM
Teck Cominco Limited Cl. B                                TCK - WCK - ZKX - ZCK - WKX              TCK.B
TELUS Corporation                                         T - ZTU - WTU                            T
Test Futures                                              -                                        ZZZ
The Jean Coutu Group (PJC) Inc.                           PJC                                      PJC.A
Thompson Creek Metals Company Inc.                        TCM                                      TCM
Thomson Corporation (The)                                 TRI                                      TRI
Tim Hortons                                               THI                                      THI
Timminco Ltd.                                             TIM                                      TIM
TMX Group Inc.                                            X                                        X
Toronto-Dominion Bank (The)                               TD - ZTD - WTD - VTD                     TD
TransAlta Corporation                                     TA                                       TA
TransCanada Corporation                                   TRP - ZTP - WTP - VTP                    TRP
Trican Well Services Inc.                                 TCW                                      TCW
Trinidad Drilling Ltd.                                    TDG                                      TDG
TriStar                                                   TOG                                      TOG
UEX Corp.                                                 UEX                                      UEX
Uranium One Inc.                                          UUU - ZUU - WUU - VUU                    UUU
Uranium Participation Corp.                               U                                        U
UTS Energy Corp.                                          UTS                                      UTS
Western Oil Sands Inc.                                    WTQ                                      WTQ
Westjet Airlines Ltd.                                     WJA                                      WJA
Yamana Gold Inc.                                          YRI                                      YRI
Yellow Pages Income Fund                                  YLO                                      YLOu